                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                AUGUST 25, 1996
                                ---------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                        SILVER KING COMMUNICATIONS, INC.
                        -------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



      DELAWARE                    0-20570                   59-2712887
      --------                    -------                   ----------
(STATE OR OTHER JURIS.          (COMMISSION                (IRS EMPLOYER
   OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)


12425 28TH STREET, NORTH
ST. PETERSBURG, FLORIDA                                          33716
- -----------------------                                          -----
(ADDRESS OF PRINCIPAL                                          (ZIP CODE)
 EXECUTIVE OFFICES)



                                 (813) 573-0339
                                 --------------
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)



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ITEM 5.          OTHER EVENTS.

                 On August 26, 1996, Silver King Communications, Inc. ("Registrant") and Home Shopping Network, Inc. ("HSN") issued the press release attached hereto as Exhibit 20.1 in connection with the execution of an agreement and plan of exchange and merger among the Registrant, a wholly-owned subsidiary of the Registrant, HSN and Liberty HSN, Inc. Said press release is incorporated herein by reference.



ITEM 7.          EXHIBITS.

                 NUMBER                            DESCRIPTION
                 ------                            -----------
                 20.1 Press Release of Silver King Communications, Inc. and Home Shopping Network, Inc. dated August 26, 1996.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SILVER KING COMMUNICATIONS, INC.


Date:  August 25, 1996             By:  /s/ Michael Drayer
                                        -----------------------------
                                        Michael Drayer
                                        Executive Vice President
                                        General Counsel





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